1. Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
Schedule Of Earnings Per Share
Years Ended December 31,	2017	2016

Net income, as reported	$6,231,298	$5,484,278
Less: dividends to preferred shareholders	101,563	87,500
Net income available to common shareholders	$6,129,735	$5,396,778
Weighted average number of common shares
used in calculating earnings per share	5,084,102	5,024,270
Earnings per common share	$1.21	$1.07